Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GigCapital5, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT

OF

GigCapital5, Inc.

Dated February 7, 2024

The following disclosures in this proxy supplement (the “Supplement”) supplement, and should be read in conjunction with, the disclosures contained in the joint definitive proxy statement/prospectus (the “BCA Proxy Statement”), filed on February 7, 2024, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the BCA Proxy Statement, the information set forth herein shall supersede or supplement the information in the BCA Proxy Statement. All other information in the BCA Proxy Statement remains unchanged.

As provided in the BCA Proxy Statement, the Company is soliciting stockholder approval of, among other things, its proposed business combination (the “Business Combination”) and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. The purpose of the following supplemental disclosures is to provide additional information about the Canon Letter of Intent (as defined below) and the acquisition of QT scanners pursuant to certain purchase orders, as further discussed below. Terms used herein, unless otherwise defined, have the meanings set forth in the BCA Proxy Statement.

DESCRIPTION OF CANON LETTER OF INTENT

As previously disclosed in a Current Report on Form 8-K that GigCapital5, Inc., a Delaware corporation (“GigCapital5”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2022, GigCapital5 entered into a Business Combination Agreement (as amended, the “BCA”) with QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”) and QT Imaging, Inc., a Delaware corporation (“QT Imaging”), pursuant to the terms of which Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

As previously disclosed, on May 31, 2023, QT Imaging entered into a confidential Sales Agent Agreement (the “NXC Agreement”) with NXC Imaging (“NXC”), a wholly owned subsidiary of Canon Medical Systems USA, Inc. (“CMSU), pursuant to which QT Imaging appointed NXC as the non-exclusive agent for the sale of QT Imaging products and services in non-exclusive territories: the U.S., U.S. territories, and U.S. Department of Defense installations. Additionally, NXC was appointed as the exclusive servicer of QT Imaging products sold by NXC under the terms of the NXC Agreement.

QT Imaging has also entered into a non-binding letter of intent (the “Canon Letter of Intent”), with CMSU and Canon Medical Systems, Inc. (“CMSC”) pursuant to which four binding purchase orders delivered in January 2024 to QT Imaging for the acquisition by CMSC of two QT scanners, with 50% of the payment for the QT scanners having taken place on January 31, 2024 and the remaining payment and the shipment of the two QT scanners to occur by April 15, 2024.

CMSC will conduct feasibility studies on the QT scanners that it is acquiring, including product quality validation, development and manufacturing studies, clinical evaluation, regulatory investigation and marketing validation (the “Feasibility Study”). The Feasibility Study will commence upon delivery of the QT scanners and the parties will make their best efforts to complete the Feasibility Study by July 31, 2024, but in any case, no later than the end of the year 2024.

Upon successful conclusion of the Feasibility Study, QT Imaging and CMSC intend to engage in a good faith discussion to develop a binding OEM agreement with CMSC, with such agreement targeted for execution in the second half of 2024. Under the contemplated OEM agreement, CMSC will commercialize and service the QT scanner worldwide, with Canon-branded systems to be sold exclusively through Canon global channels, including by NXC as provided for in the NXC Agreement, and a license fee to be mutually agreed upon to be paid to QT Imaging for each system sold by Canon or its partners. The parties also intend that CMSU will leverage the contemplated OEM agreement to source QT scanners for sale in the U.S. on terms to be mutually agreed upon.

CMSC will also use QT scanners that it is acquiring to perform clinical trials towards the possibility of it pursuing the regulatory approval process in Japan.

CMSC and QT Imaging have also discussed other potential terms between them.

IMPORTANT NOTICES

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into the BCA with Merger Sub and QT Imaging, pursuant to the terms of which, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

Additional Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed the BCA Proxy Statement to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the BCA Proxy Statement relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. GigCapital has mailed the BCA Proxy Statement to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. The BCA Proxy Statement and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. GigCapital5 stockholders, potential investors and other interested persons should read the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, including delivery of such products to CMSC and potential agreements that QT Imaging may enter into with CMSC and CMSU, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the financing with Yorkville or the ability to raise any other financing in connection with the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville financing or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, (18) issues that could arise during the course of the acquisition of QT scanners by CMSC or the Feasibility Study, (19) the inability to develop and execute an OEM agreement with CSMC, and (20) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.